January 24, 2022                                        Exhibit 99.1

Park National Corporation reports 2021 results
Strong performance lays solid foundation for 2022
NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and full year of 2021 (three and twelve months ended December 31, 2021). Park's board of directors declared a quarterly cash dividend of $1.04 per common share, payable on March 10, 2022 to common shareholders of record as of February 18, 2022.

Park’s net income for the fourth quarter of 2021 was $36.5 million, a 19.1 percent decrease from $45.2 million for the fourth quarter of 2020. Fourth quarter 2021 net income per diluted common share was $2.23, compared to $2.75 in the fourth quarter of 2020. Park's net income for the full year of 2021 was $153.9 million, a 20.3 percent increase from $127.9 million for the full year of 2020. Net income per diluted common share was $9.37 for the full year of 2021, compared to $7.80 for the full year of 2020.

“Our colleagues live and love to serve. While the last two years have been trying, Park bankers have used their creativity, energy and imagination to serve our customers, prospects and communities more. Our financial results reflect our colleagues’ sustained efforts on all levels,” said Park Chairman and Chief Executive Officer David Trautman. “We look forward to finding opportunities to serve customers more and to invite prospects to the Park family this year.”

Park's community-banking subsidiary, The Park National Bank, reported net income of $37.0 million for the fourth quarter of 2021, an 8.2 percent increase compared to $34.2 million for the same period of 2020. Park National Bank reported net income of $159.5 million for the full year of 2021, compared to $123.7 million for the full year of 2020.

“I am continuously impressed by our bankers’ flexibility and resiliency. Park bankers rose to the challenge of another unpredictable year and found inventive ways to serve our customers more,” said Park President Matthew Miller.

Park also announced that the board of directors approved a second bonus payment, in addition to the one paid in 2021, for all associates who are not eligible for Park’s incentive compensation program. In February, each full-time associate in that group will receive an extra payment of $1,000, and part-time associates will receive $750. With these two bonus payments, Park awarded associates an extra $2.5 million to recognize their contributions to the bank’s strong financial performance.

Headquartered in Newark, Ohio, Park National Corporation has $9.6 billion in total assets (as of December 31, 2021). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants thereof - - on economies (local, national and international), supply chains and markets, on the labor market, including the potential for a sustained reduction in labor force participation, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the availability, effectiveness and acceptance of vaccines, and the implementation of fiscal stimulus packages;
•government imposed COVID-19 vaccine mandates could have a material adverse impact on our business, results of operations and ability to retain and recruit key management and other personnel;
•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, interest rate policies and policies impacting inflation of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future loan losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to the COVID-19 pandemic;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2021, September 30, 2021, and December 31, 2020

	2021	2021	2020	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '21	4Q '20
INCOME STATEMENT:
Net interest income	$83,706	$81,602	$86,321	2.6%	(3.0)%
(Recovery of) provision for credit losses (l)	(4,993)	1,972	(19,159)	N.M	N.M
Other income	32,206	32,411	35,656	(0.6)%	(9.7)%
Other expense	75,764	68,489	85,661	10.6%	(11.6)%
Income before income taxes	$45,141	$43,552	$55,475	3.6%	(18.6)%
Income taxes	8,593	8,118	10,275	5.9%	(16.4)%
Net income	$36,548	$35,434	$45,200	3.1%	(19.1)%

MARKET DATA:
Earnings per common share - basic (a)	$2.25	$2.17	$2.77	3.7%	(18.8)%
Earnings per common share - diluted (a)	2.23	2.16	2.75	3.2%	(18.9)%
Cash dividends declared per common share	1.23	1.03	1.02	19.4%	20.6%
Book value per common share at period end	68.48	65.90	63.76	3.9%	7.4%
Market price per common share at period end	137.31	121.95	105.01	12.6%	30.8%
Market capitalization at period end	2,227,108	1,976,343	1,713,154	12.7%	30.0%

Weighted average common shares - basic (b)	16,216,076	16,292,312	16,310,551	(0.5)%	(0.6)%
Weighted average common shares - diluted (b)	16,363,968	16,423,912	16,434,812	(0.4)%	(0.4)%
Common shares outstanding at period end	16,219,563	16,206,177	16,314,197	0.1%	(0.6)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.48%	1.40%	1.93%	5.7%	(23.3)%
Return on average shareholders' equity (a)(b)	13.44%	13.04%	17.37%	3.1%	(22.6)%
Yield on loans	4.58%	4.47%	4.69%	2.5%	(2.3)%
Yield on investment securities	2.05%	2.12%	2.80%	(3.3)%	(26.8)%
Yield on money market instruments	0.15%	0.16%	0.11%	(6.3)%	36.4%
Yield on interest earning assets	3.88%	3.69%	4.33%	5.1%	(10.4)%
Cost of interest bearing deposits	0.09%	0.11%	0.19%	(18.2)%	(52.6)%
Cost of borrowings	2.09%	2.00%	2.01%	4.5%	4.0%
Cost of paying interest bearing liabilities	0.25%	0.26%	0.40%	(3.8)%	(37.5)%
Net interest margin (g)	3.72%	3.53%	4.07%	5.4%	(8.6)%
Efficiency ratio (g)	64.94%	59.70%	69.82%	8.8%	(7.0)%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$58.18	$55.56	$53.41	4.7%	8.9%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2021, September 30, 2021, and December 31, 2020

				Percent change vs.
(in thousands, except ratios)	December 31, 2021	September 30, 2021	December 31, 2020	3Q '21	4Q '20
BALANCE SHEET:
Investment securities	$1,815,408	$1,609,303	$1,124,806	12.8%	61.4%
Loans	6,871,122	6,908,417	7,177,785	(0.5)%	(4.3)%
Allowance for credit losses (l)	83,197	88,129	85,675	(5.6)%	(2.9)%
Goodwill and other intangible assets	167,057	167,477	168,855	(0.3)%	(1.1)%
Other real estate owned (OREO)	775	813	1,431	(4.7)%	(45.8)%
Total assets	9,560,254	10,034,018	9,279,021	(4.7)%	3.0%
Total deposits	7,904,528	8,364,385	7,572,358	(5.5)%	4.4%
Borrowings	426,996	424,078	562,504	0.7%	(24.1)%
Total shareholders' equity	1,110,759	1,067,912	1,040,256	4.0%	6.8%
Tangible equity (d)	943,702	900,435	871,401	4.8%	8.3%
Total nonperforming loans	102,652	106,872	139,614	(3.9)%	(26.5)%
Total nonperforming assets	106,177	110,849	144,209	(4.2)%	(26.4)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	71.87%	68.85%	77.35%	4.4%	(7.1)%
Total nonperforming loans as a % of period end loans	1.49%	1.55%	1.95%	(3.9)%	(23.6)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.54%	1.60%	2.01%	(3.8)%	(23.4)%
Allowance for credit losses as a % of period end loans	1.21%	1.28%	1.19%	(5.5)%	1.7%
Net loan recoveries	$(61)	$(2,580)	$(17,796)	N.M	N.M
Annualized net loan recoveries as a % of average loans (b)	—%	(0.15)%	(0.98)%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.62%	10.64%	11.21%	9.2%	3.7%
Tangible equity (d) / Tangible assets (f)	10.05%	9.13%	9.57%	10.1%	5.0%
Average shareholders' equity / Average assets (b)	10.97%	10.71%	11.11%	2.4%	(1.3)%
Average shareholders' equity / Average loans (b)	15.69%	15.50%	14.29%	1.2%	9.8%
Average loans / Average deposits (b)	83.78%	82.68%	95.80%	1.3%	(12.5)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Year ended December 31, 2021 and December 31, 2020

(in thousands, except share and per share data)	2021	2020	Percent change vs '20
INCOME STATEMENT:
Net interest income	$329,893	$327,630	0.7%
(Recovery of) provision for credit losses (l)	(11,916)	12,054	N.M
Other income	129,944	125,664	3.4%
Other expense	283,518	286,595	(1.1)%
Income before income taxes	$188,235	$154,645	21.7%
Income taxes	34,290	26,722	28.3%
Net income	$153,945	$127,923	20.3%

MARKET DATA:
Earnings per common share - basic (a)	$9.45	$7.85	20.4%
Earnings per common share - diluted (a)	9.37	7.80	20.1%
Cash dividends declared per common share	4.52	4.28	5.6%

Weighted average common shares - basic (b)	16,291,016	16,302,825	(0.1)%
Weighted average common shares - diluted (b)	16,425,206	16,407,502	0.1%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.56%	1.38%	13.0%
Return on average shareholders' equity (a)(b)	14.45%	12.68%	14.0%
Yield on loans	4.53%	4.71%	(3.8)%
Yield on investment securities	2.22%	2.66%	(16.5)%
Yield on money market instruments	0.13%	0.26%	(50.0)%
Yield on interest earning assets	3.86%	4.28%	(9.8)%
Cost of interest bearing deposits	0.12%	0.41%	(70.7)%
Cost of borrowings	1.96%	1.77%	10.7%
Cost of paying interest bearing liabilities	0.28%	0.52%	(46.2)%
Net interest margin (g)	3.69%	3.93%	(6.1)%
Efficiency ratio (g)	61.27%	62.83%	(2.5)%

ASSET QUALITY RATIOS
Net loan recoveries	$(3,348)	$(16,942)	N.M.
Net loan recoveries as a % of average loans (b)	(0.05)%	(0.24)%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	10.82%	10.92%	(0.9)%
Average shareholders' equity / Average loans (b)	15.19%	14.44%	5.2%
Average loans / Average deposits (b)	85.68%	91.58%	(6.4)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Year Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2021	2020	2021	2020

Interest income:
Interest and fees on loans	$79,168	$85,268	$317,208	$328,727
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	5,698	4,420	19,458	19,818
Obligations of states and political subdivisions - tax-exempt	2,209	2,040	8,307	8,436
Other interest income	191	72	880	739
Total interest income	87,266	91,800	345,853	357,720

Interest expense:
Interest on deposits:
Demand and savings deposits	373	490	1,595	9,142
Time deposits	831	1,893	4,711	12,186
Interest on borrowings	2,356	3,096	9,654	8,762
Total interest expense	3,560	5,479	15,960	30,090

Net interest income	83,706	86,321	329,893	327,630

(Recovery of) provision for credit losses (l)	(4,993)	(19,159)	(11,916)	12,054

Net interest income after (recovery of) provision for credit losses	88,699	105,480	341,809	315,576

Other income	32,206	35,656	129,944	125,664

Other expense	75,764	85,661	283,518	286,595

Income before income taxes	45,141	55,475	188,235	154,645

Income taxes	8,593	10,275	34,290	26,722

Net income	$36,548	$45,200	$153,945	$127,923

Per common share:
Net income - basic	$2.25	$2.77	$9.45	$7.85
Net income - diluted	$2.23	$2.75	$9.37	$7.80

Weighted average shares - basic	16,216,076	16,310,551	16,291,016	16,302,825
Weighted average shares - diluted	16,363,968	16,434,812	16,425,206	16,407,502

Cash dividends declared	$1.23	$1.02	$4.52	$4.28

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2021	December 31, 2020

Assets

Cash and due from banks	$144,507	$155,596
Money market instruments	74,673	214,878
Investment securities	1,815,408	1,124,806
Loans	6,871,122	7,177,785
Allowance for credit losses (l)	(83,197)	(85,675)
Loans, net	6,787,925	7,092,110
Bank premises and equipment, net	89,008	88,660
Goodwill and other intangible assets	167,057	168,855
Other real estate owned	775	1,431
Other assets	480,901	432,685
Total assets	$9,560,254	$9,279,021

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,066,419	$2,727,100
Interest bearing	4,838,109	4,845,258
Total deposits	7,904,528	7,572,358
Borrowings	426,996	562,504
Other liabilities	117,971	103,903
Total liabilities	$8,449,495	$8,238,765

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2021 and December 31, 2020)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,118 shares issued at December 31, 2021 and 17,623,163 shares issued at December 31, 2020)	461,800	460,687
Accumulated other comprehensive income, net of taxes	15,155	5,571
Retained earnings	776,294	704,764
Treasury shares (1,403,555 shares at December 31, 2021 and 1,308,966 shares at December 31, 2020)	(142,490)	(130,766)
Total shareholders' equity	$1,110,759	$1,040,256
Total liabilities and shareholders' equity	$9,560,254	$9,279,021

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Year Ended
	December 31,		December 31,
(in thousands)	2021	2020	2021	2020

Assets

Cash and due from banks	$148,433	$120,599	$139,678	$127,214
Money market instruments	491,093	263,212	665,714	280,952
Investment securities	1,696,537	1,066,145	1,407,999	1,214,551
Loans	6,872,620	7,245,273	7,014,517	6,990,458
Allowance for credit losses (l)	(88,017)	(89,920)	(87,233)	(71,221)
Loans, net	6,784,603	7,155,353	6,927,284	6,919,237
Bank premises and equipment, net	89,312	86,717	89,758	81,357
Goodwill and other intangible assets	167,332	169,199	167,993	170,031
Other real estate owned	802	856	902	2,174
Other assets	451,545	454,418	448,130	446,117
Total assets	$9,829,657	$9,316,499	$9,847,458	$9,241,633

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,058,428	$2,657,881	$2,937,035	$2,394,717
Interest bearing	5,145,026	4,904,995	5,249,467	5,238,147
Total deposits	8,203,454	7,562,876	8,186,502	7,632,864
Borrowings	448,298	611,890	492,943	494,532
Other liabilities	99,411	106,240	102,553	105,135
Total liabilities	$8,751,163	$8,281,006	$8,781,998	$8,232,531

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	460,037	458,521	459,421	458,096
Accumulated other comprehensive (loss) income, net of taxes	(10,656)	12,594	(4,120)	9,688
Retained earnings	771,957	695,509	744,102	673,273
Treasury shares	(142,844)	(131,131)	(133,943)	(131,955)
Total shareholders' equity	$1,078,494	$1,035,493	$1,065,460	$1,009,102
Total liabilities and shareholders' equity	$9,829,657	$9,316,499	$9,847,458	$9,241,633

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2021	2021	2021	2021	2020
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$79,168	$78,127	$81,176	$78,737	$85,268
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	5,698	4,904	4,600	4,256	4,420
Obligations of states and political subdivisions - tax-exempt	2,209	2,029	2,032	2,037	2,040
Other interest income	191	360	186	143	72
Total interest income	87,266	85,420	87,994	85,173	91,800

Interest expense:
Interest on deposits:
Demand and savings deposits	373	435	401	386	490
Time deposits	831	1,011	1,285	1,584	1,893
Interest on borrowings	2,356	2,372	2,457	2,469	3,096
Total interest expense	3,560	3,818	4,143	4,439	5,479

Net interest income	83,706	81,602	83,851	80,734	86,321

(Recovery of) provision for credit losses (l)	(4,993)	1,972	(4,040)	(4,855)	(19,159)

Net interest income after (recovery of) provision for credit losses	88,699	79,630	87,891	85,589	105,480

Other income	32,206	32,411	31,238	34,089	35,656

Other expense	75,764	68,489	71,400	67,865	85,661

Income before income taxes	45,141	43,552	47,729	51,813	55,475

Income taxes	8,593	8,118	8,597	8,982	10,275

Net income	$36,548	$35,434	$39,132	$42,831	$45,200

Per common share:
Net income - basic	$2.25	$2.17	$2.39	$2.63	$2.77
Net income - diluted	$2.23	$2.16	$2.38	$2.61	$2.75

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2021	2021	2021	2021	2020
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$8,887	$8,820	$8,569	$8,173	$7,632
Service charges on deposit accounts	2,357	2,389	2,032	2,054	2,123
Other service income	6,368	6,668	7,159	9,617	12,040
Debit card fee income	6,568	6,453	6,758	6,086	5,787
Bank owned life insurance income	1,121	1,462	1,149	1,165	1,170
ATM fees	572	622	655	530	432
Gain (loss) on the sale of OREO, net	22	3	4	(33)	(7)
Gain on equity securities, net	2,125	609	467	1,810	2,931
Other components of net periodic benefit income	2,038	2,038	2,038	2,038	1,988
Miscellaneous	2,148	3,347	2,407	2,649	1,560
Total other income	$32,206	$32,411	$31,238	$34,089	$35,656

Other expense:
Salaries	$35,953	$29,433	$30,303	$29,896	$37,280
Employee benefits	10,706	10,640	10,056	10,201	7,316
Occupancy expense	3,161	3,211	3,027	3,640	3,231
Furniture and equipment expense	2,724	2,797	2,756	2,610	4,949
Data processing fees	7,860	7,817	7,150	7,712	3,315
Professional fees and services	7,840	6,973	6,973	5,664	9,359
Marketing	1,718	1,574	1,290	1,491	1,752
Insurance	1,547	1,403	1,276	1,691	1,855
Communication	851	796	770	1,122	1,097
State tax expense	931	1,113	1,103	1,108	605
Amortization of intangible assets	420	420	479	479	525
FHLB prepayment penalty	—	—	—	—	8,736
Foundation contributions	—	—	4,000	—	3,000
Miscellaneous	2,053	2,312	2,217	2,251	2,641
Total other expense	$75,764	$68,489	$71,400	$67,865	$85,661

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2021	2020	2019	2018	2017

Allowance for credit losses:
Allowance for credit losses, beginning of period	$85,675	$56,679	$51,512	$49,988	$50,624
Cumulative change in accounting principle; adoption of ASU 2016-13	6,090	—	—	—	—
Charge-offs	5,093	10,304	11,177	13,552	19,403
Recoveries	8,441	27,246	10,173	7,131	10,210
Net (recoveries) charge-offs	(3,348)	(16,942)	1,004	6,421	9,193
(Recovery of) provision for credit losses	(11,916)	12,054	6,171	7,945	8,557
Allowance for credit losses, end of period	$83,197	$85,675	$56,679	$51,512	$49,988

General reserve trends:
Allowance for credit losses, end of period	$83,197	$85,675	$56,679	$51,512	$49,988
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	167	268	—	—
Allowance on purchased loans excluded from the general reserve	—	678	—	—	—
Specific reserves on individually evaluated loans	1,616	5,434	5,230	2,273	684
General reserves on collectively evaluated loans	$81,581	$79,396	$51,181	$49,239	$49,304

Total loans	$6,871,122	$7,177,785	$6,501,404	$5,692,132	$5,372,483
PCD loans (PCI loans for years 2020 and prior)	7,149	11,153	14,331	3,943	—
Purchased loans excluded from collectively evaluated loans	—	360,056	548,436	225,029	—
Individually evaluated loans	74,502	108,407	77,459	48,135	56,545
Collectively evaluated loans	$6,789,471	$6,698,169	$5,861,178	$5,415,025	$5,315,938

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans	(0.05)%	(0.24)%	0.02%	0.12%	0.17%
Allowance for credit losses as a % of period end loans	1.21%	1.19%	0.87%	0.90%	0.93%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (k)	1.22%	1.25%	N.A.	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.20%	1.19%	0.87%	0.91%	0.93%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (k)	1.21%	1.24%	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$72,722	$117,368	$90,080	$67,954	$72,056
Accruing troubled debt restructurings	28,323	20,788	21,215	15,173	20,111
Loans past due 90 days or more	1,607	1,458	2,658	2,243	1,792
Total nonperforming loans	$102,652	$139,614	$113,953	$85,370	$93,959
Other real estate owned - Park National Bank	181	837	3,100	2,788	6,524
Other real estate owned - SEPH	594	594	929	1,515	7,666
Other nonperforming assets - Park National Bank	2,750	3,164	3,599	3,464	4,849
Total nonperforming assets	$106,177	$144,209	$121,581	$93,137	$112,998
Percentage of nonaccrual loans to period end loans	1.06%	1.64%	1.39%	1.19%	1.34%
Percentage of nonperforming loans to period end loans	1.49%	1.95%	1.75%	1.50%	1.75%
Percentage of nonperforming assets to period end loans	1.55%	2.01%	1.87%	1.64%	2.10%
Percentage of nonperforming assets to period end total assets	1.11%	1.55%	1.42%	1.19%	1.50%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2021	2020	2019	2018	2017

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$117,368	$90,080	$67,954	$72,056	$87,822
New nonaccrual loans	38,478	103,386	81,009	76,611	58,753
Resolved nonaccrual loans	83,124	76,098	58,883	80,713	74,519
Nonaccrual loans, end of period	$72,722	$117,368	$90,080	$67,954	$72,056

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$75,126	$109,062	$78,178	$59,381	$66,585
Prior charge-offs	624	655	719	11,246	10,040
Remaining principal balance	74,502	108,407	77,459	48,135	56,545
Specific reserves	1,616	5,434	5,230	2,273	684
Book value, after specific reserves	$72,886	$102,973	$72,229	$45,862	$55,861

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			YEAR ENDED
(in thousands, except share and per share data)	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net interest income	$83,706	$81,602	$86,321	$329,893	$327,630
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	559	807	919	3,303	4,669
less interest income on former Vision Bank relationships	4,628	414	102	7,985	453
Net interest income - adjusted	$78,519	$80,381	$85,300	$318,605	$322,508

(Recovery of) provision for credit losses	$(4,993)	$1,972	$(19,159)	$(11,916)	$12,054
less recoveries on former Vision Bank relationships	(106)	(2,654)	(20,496)	(3,169)	(21,982)
(Recovery of) provision for credit losses - adjusted	$(4,887)	$4,626	$1,337	$(8,747)	$34,036

Other income	$32,206	$32,411	$35,656	$129,944	$125,664
less net gain on sale of former Vision Bank OREO properties	—	—	—	—	1,208
less other service income related to former Vision Bank relationships	321	143	503	525	590
less rebranding initiative related expenses	—	—	(298)	—	(572)
less net gain on the sale of debt securities in the ordinary course of business	—	—	—	—	3,286
Other income - adjusted	$31,885	$32,268	$35,451	$129,419	$121,152

Other expense	$75,764	$68,489	$85,661	$283,518	$286,595
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	4	4	9	24	629
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	420	420	525	1,798	2,263
less direct expenses related to collection of payments on former Vision Bank loan relationships	700	254	4,051	1,361	4,283
less FHLB prepayment penalty	—	—	8,736	—	10,529
less rebranding initiative related expenses	351	437	229	2,085	1,040
less Foundation contribution	—	—	3,000	4,000	3,000
less severance and restructuring charges	73	140	4,039	367	4,443
less COVID-19 related expenses (j)	587	—	738	2,122	3,622
Other expense - adjusted	$73,629	$67,234	$64,334	$271,761	$256,786

Tax effect of adjustments to net income identified above (i)	$(731)	$(580)	$(83)	$(677)	$(379)

Net income - reported	$36,548	$35,434	$45,200	$153,945	$127,923
Net income - adjusted (h)	$33,800	$33,251	$44,888	$151,397	$126,495

Diluted earnings per share	$2.23	$2.16	$2.75	$9.37	$7.80
Diluted earnings per share, adjusted (h)	$2.07	$2.02	$2.73	$9.22	$7.71

Annualized return on average assets (a)(b)	1.48%	1.40%	1.93%	1.56%	1.38%
Annualized return on average assets, adjusted (a)(b)(h)	1.36%	1.31%	1.92%	1.54%	1.37%

Annualized return on average tangible assets (a)(b)(e)	1.50%	1.42%	1.97%	1.59%	1.41%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.39%	1.33%	1.95%	1.56%	1.39%

Annualized return on average shareholders' equity (a)(b)	13.44%	13.04%	17.37%	14.45%	12.68%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.43%	12.23%	17.25%	14.21%	12.54%

Annualized return on average tangible equity (a)(b)(c)	15.91%	15.44%	20.76%	17.15%	15.25%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.72%	14.49%	20.61%	16.87%	15.08%

Efficiency ratio (g)	64.94%	59.70%	69.82%	61.27%	62.83%
Efficiency ratio, adjusted (g)(h)	66.23%	59.31%	52.97%	60.27%	57.51%

Annualized net interest margin (g)	3.72%	3.53%	4.07%	3.69%	3.93%
Annualized net interest margin, adjusted (g)(h)	3.49%	3.48%	4.02%	3.56%	3.86%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended December 31, 2021, September 30, 2021, and December 31, 2020 and the twelve months ended December 31, 2021 and December 31, 2020, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			YEAR ENDED
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
AVERAGE SHAREHOLDERS' EQUITY	$1,078,494	$1,078,465	$1,035,493	$1,065,460	$1,009,102
Less: Average goodwill and other intangible assets	167,332	167,754	169,199	167,993	170,031
AVERAGE TANGIBLE EQUITY	$911,162	$910,711	$866,294	$897,467	$839,071

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2021	September 30, 2021	December 31, 2020
TOTAL SHAREHOLDERS' EQUITY	$1,110,759	$1,067,912	$1,040,256
Less: Goodwill and other intangible assets	167,057	167,477	168,855
TANGIBLE EQUITY	$943,702	$900,435	$871,401

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			YEAR ENDED
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
AVERAGE ASSETS	$9,829,657	$10,070,716	$9,316,499	$9,847,458	$9,241,633
Less: Average goodwill and other intangible assets	167,332	167,754	169,199	167,993	170,031
AVERAGE TANGIBLE ASSETS	$9,662,325	$9,902,962	$9,147,300	$9,679,465	$9,071,602

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2021	September 30, 2021	December 31, 2020
TOTAL ASSETS	$9,560,254	$10,034,018	$9,279,021
Less: Goodwill and other intangible assets	167,057	167,477	168,855
TANGIBLE ASSETS	$9,393,197	$9,866,541	$9,110,166

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			YEAR ENDED
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Interest income	$87,266	$85,420	$91,800	$345,853	$357,720
Fully taxable equivalent adjustment	762	717	712	2,911	2,866
Fully taxable equivalent interest income	$88,028	$86,137	$92,512	$348,764	$360,586
Interest expense	3,560	3,818	5,479	15,960	30,090
Fully taxable equivalent net interest income	$84,468	$82,319	$87,033	$332,804	$330,496

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, (recovery of) provision for credit losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $74.4 million, $131.5 million and $331.6 million of PPP loans at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(l) Park adopted ASU 2016-13 effective January 1, 2021. The allowance for credit losses at December 31, 2021 and September 30, 2021 and the related (recovery of) provision for credit losses for the three months ended December 31, 2021 and September 30, 2021 and the twelve months ended December 31, 2021 were calculated utilizing this new guidance.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com